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                                                                   EXHIBIT 10.74

                               AMENDMENT NO. 1 TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

            THIS AMENDMENT NO. 1 TO SUBORDINATION AND INTERCREDITOR AGREEMENT (the "Amendment") is dated as of April 15, 2003, and is entered into among Audax Mezzanine Fund, L.P., Audax Trust Co-Invest, L.P., Audax Co-Invest, L.P., The Royal Bank of Scotland plc, New York Branch, Upper Columbia Capital Company, LLC, State Street Bank and Trust Company, as Trustee for the DuPont Pension Trust and Wilton Private Equity Fund, LLC (collectively, "Subordinated Creditors"), American Coin Merchandising, Inc. ("Company"), ACMI Holdings, Inc. ("Holdings") and Madison Capital Funding LLC, as Agent (the "Agent") for the Senior Lenders.

                                R E C I T A L S:
                                - - - - - - - -

            A. The Subordinated Creditors, the Company, the Agent and certain Senior Lenders are parties to a Credit Agreement dated as of February 11, 2002 (as amended, supplemented and otherwise modified from time to time, the "Original Senior Credit Agreement"). In connection with the execution and delivery of the Original Senior Credit Agreement, the Subordinated Creditors, the Company, Holdings and the Agent executed and delivered a certain Subordination and Intercreditor Agreement dated as of February 11, 2003 (the "Subordination Agreement").

            B. On the date hereof, the Company, the Agent and certain Senior Lenders are entering into an Amended and Restated Credit Agreement of even date herewith (the "Amended Senior Credit Agreement"), which will amend and restate the Original Senior Credit Agreement in its entirety. In connection therewith, the parties hereto have agreed to amend the Subordination Agreement in the manner provided hereinbelow. Unless defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Amended Senior Credit Agreement.

            1. Amendments. Effective upon the effectiveness of the Amended Senior Credit Agreement, the Subordination Agreement is hereby amended as follows:

            (a) Each reference to the "Credit Agreement" shall be deemed to be a reference to the "Amended and Restated Credit Agreement" and each reference to the date of such Credit Agreement shall be deemed to be a reference to the date "April 15, 2003".

            (b) The definition of the term "Senior Debt" is hereby amended by deleting therefrom the amount "$6,500,000" and inserting in its place the amount of "$8,200,000".

            (c) A new Section 19 is hereby inserted into the Subordination Agreement as follows:

            "19. OTHER SUBORDINATION AGREEMENT. Audax and certain other Persons (the "Additional Subordinated Creditors") are also party to a certain Purchase Agreement with the Company dated as of April 15, 2003, and as may
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      be amended, modified or supplemented from time to time, the "Additional
      Purchase Agreement") the Company has issued its 17% Senior Subordinated Notes due 2009 in the aggregate principal amount of $6,500,000 (the "Additional Notes"). The obligations of the Company under the Additional Purchase Agreement and the Additional Notes are subordinated to the Senior Debt pursuant to a certain Subordination and Intercreditor Agreement executed by the Additional Subordinated Creditors, the Company, Holdings and Agent dated as of April 15, 2003 (as it may hereafter be amended, modified or supplemented from time to time, the "Additional Subordination Agreement"). Each of the parties hereto agree that this Agreement shall not in any way be deemed to effect the rights and obligations of the parties to the Additional Subordination Agreement, the Additional Purchase Agreement or the Additional Subordinated Note, which shall in all events be governed by such agreements. The exercise by any Person of rights under the Additional Subordination Agreement shall not be deemed to be an exercise of rights by such Person under this Agreement, nor shall the exercise of any rights under this Agreement be deemed to be an exercise of rights under the Additional Subordination Agreement. By way of example (and not by way of limitation), (a) the giving of a Senior Default Notice, a Subordinated Debt Default Notice or any other notice hereunder shall not constitute the giving of a similar notice under the Additional Subordination Agreement unless the same is so specified in such Senior Default Notice, Subordinated Debt Default Notice or other notice and (b) the tolling of any time period under this Agreement shall not constitute the tolling of any similar time period under the Additional Subordination Agreement. Notwithstanding the foregoing, the parties hereto agree that any Senior Default Notice, Subordinated Debt Default Notice or other notice given hereunder may constitute a similar notice under the Additional Subordination Agreement if identified as such in the body of such notice. "

            2. References. Any references to the Subordination Agreement in any document, agreement or instrument executed in connection with the Original Senior Credit Agreement, Amended Senior Credit Agreement or the Subordinated Purchase Agreement shall be deemed to be a reference to the Subordination Agreement, as amended by this Amendment.

            3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            4. Effect. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Subordination Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Subordination Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Subordination Agreement are ratified and confirmed and shall continue in full force and effect.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

                                   SUBORDINATED CREDITORS:

                                   AUDAX MEZZANINE FUND, L.P.,
                                     a Delaware limited partnership

                                      By:  Audax Mezzanine Business, L.P.
                                      Its:  General Partner

                                         By:  Audax Mezzanine Business, L.L.C.
                                         Its:  General Partner


                                         By: /s/ Kevin P. Magid
                                            -----------------------------------
                                                 Kevin P. Magid
                                         Its:  Authorized Member


                                   AUDAX CO-INVEST, L.P.

                                      By:  101 Huntington Holdings, LLC
                                      Title:  General Partner


                                      By: /s/ Kevin P. Magid
                                         --------------------------------------
                                      Name:  Kevin P. Magid
                                      Its:  Authorized Member


                                   AUDAX TRUST CO-INVEST, L.P.

                                      By:  101 Huntington Holdings, LLC
                                      Title:  General Partner


                                      By: /s/ Kevin P. Magid
                                         --------------------------------------
                                      Name:  Kevin P. Magid
                                      Its:  Authorized Member


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                                   THE ROYAL BANK OF SCOTLAND PLC,
                                   NEW YORK BRANCH

                                   By: /s/ Una Corr
                                      -----------------------------------------
                                   Its: Vice President
                                       ----------------------------------------


                                   UPPER COLOMBIA CAPITAL
                                     COMPANY, LLC

                                   By: /s/ Adrian Duffy
                                      -----------------------------------------
                                   Its: Manager
                                       ----------------------------------------


                                   STATE STREET BANK AND TRUST
                                      COMPANY, as Trustee for the DuPont
                                      Pension Trust

                                   By: /s/ Joette Levine
                                      -----------------------------------------
                                   Name: Joette Levine
                                   Its:  Vice President


                                   WILTON PRIVATE EQUITY FUND, LLC

                                   By:  Wilton Asset Management, L.L.C.
                                   Its: Manager

                                   By: /s/ Carmen J. Gigiotti
                                      -----------------------------------------
                                   Its: President
                                       ----------------------------------------


                                   COMPANY:

                                   AMERICAN COIN MERCHANDISING, INC.,
                                     a Delaware corporation

                                   By: /s/ Randall J. Fagundo
                                      -----------------------------------------
                                   Its: President & CEO
                                       ----------------------------------------


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                                   HOLDINGS:

                                   ACMI HOLDINGS, INC.,
                                     formerly known as CRANE MERGERCO
                                     HOLDINGS, INC., a Delaware corporation

                                   By: /s/ Randall J. Fagundo
                                      -----------------------------------------
                                   Its: President & CEO
                                       ----------------------------------------


                                   AGENT:

                                   MADISON CAPITAL FUNDING LLC,
                                     a Delaware limited liability company, as Agent

                                   By: /s/ Craig Lacy
                                      -----------------------------------------
                                   Its: Managing Director
                                       ----------------------------------------


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